UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): July 12, 2004

M.D.C. Holdings, Inc.

(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	1-8951 (Commission file number)	84-0622967 (I.R.S. employer identification no.)

3600 South Yosemite Street, Suite 900, Denver, Colorado 80237

(Address of principal executive offices)      (Zip code)

Registrant’s telephone number, including area code: (303) 773-1100

Not Applicable

(Former name or former address, if changed since last report)

ITEM 7. EXHIBITS

Exhibit Number	Description
Exhibit 99.1	Press Release dated July 12, 2004.

ITEM 9. REGULATION FD DISCLOSURE; and

ITEM 12. RESULTS OF OPERATIONS AND FINANCIAL CONDITION

     On July 12, 2004, M.D.C. Holdings, Inc. issued a press release reporting its second quarter and first six months results for 2004. A copy of this press release is attached hereto as Exhibit 99.1.

     Limitation on Incorporation by Reference. The information being furnished shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such a filing.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

M.D.C. HOLDINGS, INC.
Dated: July 12, 2004	By:	/s/ Joseph H. Fretz

Joseph H. Fretz Secretary and Corporate Counsel

INDEX TO EXHIBITS

Exhibit Number	Description
Exhibit 99.1	Press Release dated July 12, 2004.